SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K


CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): March 16, 2000


AZTEC COMMUNICATIONS GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)


UTAH
(State or Other Jurisdiction of Incorporation)


33-3349                                            87-0430834
(Commission File No.)                       (I.R.S. Employer Identification
No.)


3730 KIRBY DRIVE, SUITE 1200
HOUSTON, TEXAS 77098
(Address of Principal Executive Offices)

(281) 587-4645
(Registrant's Telephone Number, Including Area Code)











ITEM 1.  RESULTS OF SPECIAL DIRECTORS MEETING AND REORGANIZATION

         On March 16, 2000, the Registrant held a special Board meeting to discuss the reorganization of the Company. Notice of the meeting was waived. After calling the meeting to order the Chairman for the meeting, Andrew Palmquist, appointed L. Mychal Jefferson II, as Chairman, Chief Executive Officer and President, and appointed John Schwarz and Monica Jefferson as directors in accordance with the bylaws. Mr. Palmquist also announced that the new Board would start the process of reorganizing and capitalizing the Company. A press release about the meeting results was filed with Biz-wire, Inc.


     The President thereupon declared that the resolution(s) had been duly adopted.

     There being no further business, upon motion, the meeting was adjourned.

ITEM 2.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)     Pro forma financial information.  Not applicable.

         (c)     Exhibits.

                 1.
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AZTEC COMMUNICATIONS GROUP, INC.



Date: March 31, 2000                     By   /s/   L. Mychal Jefferson II
                                          ------------------------------------
                                          L. Mychal Jefferson II, President